SCHEDULE 14A INFORMATION


          PROXY STATEMENT PURSUANT TO SECTION 14(a)
           OF THE SECURITIES EXCHANGE ACT OF 1934

               Filed by the Registrant                          / X /

          Filed by a party other than the Registrant            /   /

Check the appropriate box:

/   / Preliminary Proxy Statement

/   / Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e) (2))

/ X / Definitive Proxy Statement

/   / Definitive Additional Materials

/   / Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                 Putnam California Investment Grade Municipal Trust Putnam High Yield Municipal Trust
                 Putnam Investment Grade Municipal Trust
                 Putnam Managed Municipal Income Trust
                 Putnam Municipal Bond Fund
                 Putnam Municipal Opportunities Trust
                 Putnam New York Investment Grade Municipal Trust

         (Name of Registrant as Specified In Its Charter)

            (Name of Person(s) Filing Proxy Statement,
                   if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

/ X / No fee required

/   / Fee computed on table below per Exchange Act Rule 14a 6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

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    computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/   / Fee paid previously with preliminary materials.

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      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(4) Date Filed:


Important information for shareholders of

PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM HIGH YIELD MUNICIPAL TRUST
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MUNICIPAL BOND FUND
PUTNAM MUNICIPAL OPPORTUNITIES TRUST AND
PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST

The document you hold in your hands contains your proxy statement and proxy card. Your proxy tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendations on page 4.

We urge you to carefully review the proxy statement, and provide your voting instructions by using any of the methods shown on your proxy card. When shareholders don't return their proxies in sufficient numbers, we have to make follow up solicitations, which can cost your fund money.

We want to know how you would like to vote and welcome your comments. Please take a few minutes with these materials and return your proxy to us.

PUTNAM INVESTMENTS

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Table of contents

A Message from the Chairman              1

Notice of Shareholder Meeting            2

Trustees' Recommendations                4

PROXY CARD ENCLOSED

If you have any questions, please contact us at 1-800-225-1581 or call your financial advisor.


[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL]

A Message from the Chairman

Dear Fellow Shareholder:

I am writing to you to ask for your vote on important matters that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by either filling out and signing the enclosed proxy card or by voting via the Internet. We are asking for your vote on the following matter: fixing the number of Trustees at thirteen and electing your fund's Trustees.

Although we would like very much to have each shareholder attend this meeting, we realize that it may not be possible. Whether or not you plan to be present, we need your vote. We urge you to record your voting instructions via the Internet or by completing, signing, and returning the enclosed proxy card promptly. A postage-paid envelope is enclosed for mailing, and Internet voting instructions are listed at the top of your proxy card.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not vote their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call a Putnam customer service representative at 1-800-225-1581 or contact your financial advisor.

Sincerely yours,

/S/ John A. Hill
John A. Hill, Chairman


PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM HIGH YIELD MUNICIPAL TRUST
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MUNICIPAL BOND FUND
PUTNAM MUNICIPAL OPPORTUNITIES TRUST AND
PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST

Notice of Annual Meeting of Shareholders

* This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in the event you attend in person.

To the Shareholders of Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade
Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust and Putnam New York Investment Grade Municipal Trust:

The Annual Meeting of Shareholders of your fund will be held on October 7, 2003 at 11:00 a.m., Boston time, at the principal offices of the fund on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1. Fixing the number of Trustees and electing Trustees.

By the Trustees

John A. Hill, Chairman
George Putnam, III, President

Jameson A. Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin, III
Robert E. Patterson
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via the Internet so that you will be represented at the meeting.

August 4, 2003


Proxy statement

This document will give you the information you need to vote on the proposal. Much of the information is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 1-800-225-1581, or call your financial advisor.

* Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust and Putnam New York Investment Grade Municipal Trust for use at the Annual Meeting of Shareholders of each fund to be held on October 7, 2003, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous page). The Notice of Annual Meeting, the proxy and the Proxy Statement are being mailed on or about August 8, 2003.

* How do your fund's Trustees recommend that shareholders vote on this proposal?

The Trustees recommend that you vote

For fixing the number of Trustees at thirteen as proposed and the election of all nominees.

* Who is eligible to vote?

Shareholders of record at the close of business on July 11, 2003 are entitled to be present and to vote at the meeting or any adjourned meeting.

Each share is entitled to one vote. Unless otherwise noted, the holders of your fund's preferred shares and holders of your fund's common shares will vote together as a single class. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before your fund's meeting, your shares will be voted at the Trustees' discretion.

Shareholders of each fund vote separately with respect to each proposal. The outcome of a vote affecting one fund does not affect any other fund.


The Proposal

I. Election of Trustees

* Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Trustees of your fund makes recommendations concerning the Trustees of that fund. The Board Policy and Nominating Committee consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, LLC, your fund's investment manager ("Putnam Management").

The Board Policy and Nominating Committee of the Trustees of each fund recommends that the number of Trustees be fixed at thirteen and that you vote for the election of the nominees described below. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

Pursuant to the bylaws of your fund and the Investment Company Act of 1940, holders of the preferred shares of your fund, voting as a class, are entitled to elect two nominees for Trustees. The holders of the preferred shares and the common shares of your fund, voting together as a single class, are entitled to vote for the remaining 11 of the 13 nominees. Therefore, Messrs. Hill and Patterson have been nominated as Trustees to be elected by the holders of the preferred shares, while the other 11 Trustees have been nominated to be elected by the holders of the preferred shares and common shares voting together as a single class.

The nominees for Trustees and their backgrounds are shown in the table below. The table discloses each nominee's name, date of birth, principal occupation(s) during the past 5 years, and other information about the nominee's professional background, including other directorships the nominee holds. Each nominee currently serves as a Trustee. Each Trustee oversees all of the Putnam funds and serves for an indefinite term until his or her resignation, death or removal. The address of all of the Trustees is One Post Office Square, Boston, Massachusetts 02109. At December 31, 2002, there were 101 Putnam funds.

Jameson A. Baxter (9/6/43),
Trustee since 1994

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--------------------------------------------

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter also serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (steel service corporation), Advocate Health Care and the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (manufacturer of energy control products).

Charles B. Curtis (4/27/40),
Trustee since 2001

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--------------------------------------------

Mr. Curtis is President and Chief Operating Officer, Nuclear Threat Initiative (a private foundation dealing with national security issues). Mr. Curtis also serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a Member of the Council on Foreign Relations, and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a Member of the Electric Power Research Institute Advisory Council, and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a Member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (fossil energy research and development support).

John A. Hill (1/31/42),
Trustee since 1985 and Chairman since 2000

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---------------------------------------

Mr. Hill is Vice-Chairman and Managing Director, First Reserve
Corporation (a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors).

Mr. Hill is also a Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, Continuum Health Partners of New York, Sarah Lawrence College and various private companies controlled by First Reserve Corporation. He is also a Trustee of TH Lee, Putnam Investment Trust (closed-end investment company).

Ronald J. Jackson (12/17/43),
Trustee since 1996

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--------------------------------------------

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a Member of the Board of Overseers of WGBH (public television and radio), as well as a Member of the Board of Overseers of the Peabody Essex Museum.

Paul L. Joskow (6/30/47),
Trustee since 1997

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-----------------------------------------

Dr. Joskow is Elizabeth and James Killian Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology.

Dr. Joskow also serves as a Director of National Grid Transco (UK based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and the Whitehead Institute for Biomedical Research (a non-profit research institution). He has been President of the Yale University Council since 1993. Prior to February 2002, March 2000 and September 1998, Dr. Joskow was a Director of State Farm Indemnity Company (an automobile insurance company), a Director of New England Electric System (a public utility holding company), and a consultant to National Economic Research Associates, respectively.

Elizabeth T. Kennan (2/25/38),
Trustee since 1992

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----------------------------------------------

Dr. Kennan is Chairman, Cambus-Kenneth Bloodstock (a limited liability company involved in thoroughbred horse breeding and farming) and President Emeritus of Mount Holyoke College.

Dr. Kennan also serves as a Trustee of Northeast Utilities and Centre College. She is also a Director of Talbots (a distributor of women's apparel). Prior to 2001, Dr. Kennan was a Member of the Oversight Committee of the Folger Shakespeare Library. Prior to September 2000, June 2000, and November 1999, Dr. Kennan was a Director of Chastain Real Estate, Bell Atlantic and Kentucky Home Life Insurance, respectively.

John H. Mullin, III (6/15/41),
Trustee since 1997

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----------------------------------------------

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin is also a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a company engaged in the broadcasting industry), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is a Trustee Emeritus of Washington & Lee University where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Robert E. Patterson (3/15/45),
Trustee since 1984

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----------------------------------------------

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson is also Chairman of the Joslin Diabetes Center, a Trustee of SEA Education Association and a Director of Brandywine Trust Company. Prior to December 2001, he served as President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust).

W. Thomas Stephens (9/2/42),
Trustee since 1997

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---------------------------------------------

Mr. Stephens is a Corporate Director.

Mr. Stephens is a Director of Qwest Communications, Xcel Energy Incorporated (a public utility company), TransCanada Pipelines, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well (a printing and envelope company). Prior to July 2001 and October 1999, Mr. Stephens was Chairman of Mail-Well and CEO of MacMillan-Bloedel (a forest products company).

W. Nicholas Thorndike (3/28/33),
Trustee since 1992

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------------------------------------------------

Mr. Thorndike is a Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer and publisher), and The Providence Journal Co. (a newspaper publisher).

Mr. Thorndike is also a Trustee of Northeastern University and an Honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, April 2000, and December 2001, Mr. Thorndike was a Director of Bradley Real Estate, Inc., a Trustee of Eastern Utilities Associates, and a Trustee of Cabot Industrial Trust, respectively.

* Interested Trustees

Lawrence J. Lasser* (11/1/42),
Trustee since 1992 and Vice President since 1981

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---------------------------------------------

Mr. Lasser is the President and Chief Executive Officer of Putnam
Investments and Putnam Management. He has been President and Chief Executive Officer since 1985, having begun his career there in 1969.

Mr. Lasser is also a Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay. He also serves as a Member of the Board of Governors of the Investment Company Institute, as a Trustee of the Museum of Fine Arts, Boston, and as a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston. He is a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations and the Commercial Club of Boston.

George Putnam III* (8/10/51),
Trustee since 1984 and President since 2000

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--------------------------------------------

Mr. Putnam is the President of New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies), and of New Generation Advisers, Inc. (a registered investment adviser that provides advice to private funds specializing in investments in such companies). He founded New
Generation in 1985.

Mr. Putnam is also a Director of The Boston Family Office, L.L.C. (a registered investment advisor), and a Trustee of St. Mark's School and Shore Country Day School. Until 2002, Mr. Putnam was a Trustee of the SEA Education Association.

A.J.C. Smith* (4/13/34),
Trustee since 1986

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---------------------------------------

Mr. Smith is a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also Director of Trident Corp. (a limited partnership with over thirty institutional investors), and a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation and the National
Museums of Scotland. He is Chairman of the Central Park Conservancy and
a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan.
--------------------------------------------------------------------------

* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your Fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Each of Mr. Lasser and Mr. Smith serves as Director of Marsh & McLennan Companies, Inc. The balance of the nominees are not "interested persons."

All the nominees were elected by the shareholders of each fund on October 3, 2002. The 11 nominees for election as Trustees by the holders of common and preferred shares, voting as a single class, at the shareholder meeting of your fund who receive the greatest number of votes from the preferred and common shareholders will be elected as Trustees of your fund. In addition, the 2 nominees for election as Trustees by the preferred shareholders, voting as a single class, at the shareholder meeting of your fund who receive the greatest number of votes from the preferred shareholders will be elected as Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees to be elected by the holders of common and preferred shares, voting as a single class, at less than 11 for your fund.

* What are the Trustees' responsibilities?

Your fund's Trustees are responsible for the general oversight of your fund's affairs and for ensuring that your fund is managed in the best interests of its shareholders. The Trustees regularly review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, and shareholder servicing. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors, counsel and other experts as appropriate, selected by and responsible to the Trustees.

Your fund's Trustees have determined that the efficient conduct of your fund's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the board. Certain committees (the Executive Committee, Distributions Committee, and Audit and Pricing Committee) are authorized to act for the Trustees as specified in their charters. The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund's independent staff, counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chairman of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee.

Audit and Pricing Committee. The Audit and Pricing Committee provides oversight on matters relating to the preparation of the funds' financial statements, compliance matters and Code of Ethics issues. This oversight is discharged by regularly meeting with management and the funds' independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds' independent auditors, including their independence. The members of the Audit and Pricing Committee of your fund include only Trustees who are not "interested persons" of the fund or Putnam Management. Each member of the Audit and Pricing Committee is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange and for Putnam California Investment Grade Municipal Trust and Putnam New York Investment Grade Trust, as defined in Section 121(A) of the listing standards of the American Stock Exchange. The Committee also reviews the funds' policies and procedures for achieving accurate and timely pricing of the funds' shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7, and the correction of occasional pricing errors. The Committee also receives reports regarding the liquidity of portfolio securities. The Trustees have adopted a written charter for the Audit and Pricing Committee. The Committee currently consists of Dr. Joskow (Chairperson), Messrs. Patterson, Thorndike and Stephens.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also reviews policy matters affecting the operation of the Board and its independent staff and makes recommendations to the Board as appropriate. The Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interest of the fund's shareholders. The Board Policy and Nominating Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Mullin, Patterson and Thorndike. The Board Policy and Nominating Committee will consider nominees for trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the paragraph entitled "Date for Receipt of Shareholders' Proposals for the Next Annual Meeting," and provided the shareholders' recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934.

Brokerage and Custody Committee. The Brokerage and Custody Committee reviews the policies and procedures of the funds regarding the execution of portfolio transactions for the funds, including policies regarding the allocation of brokerage commissions and soft dollar credits. The Committee reviews periodic reports regarding the funds' activities involving derivative securities, and reviews and evaluates matters relating to the funds' custody arrangements. The Committee currently consists of Messrs. Jackson (Chairperson), Curtis, Mullin, Thorndike, Ms. Baxter and Dr. Kennan.

Communication, Service and Marketing Committee. This Committee examines the quality, cost and levels of services provided to the shareholders of the Putnam funds. The Committee also reviews communications sent from the funds to their shareholders, including shareholder reports, prospectuses, newsletters and other materials. In addition, the Committee oversees marketing and sales communications of the funds' distributor. The Committee currently consists of Messrs. Putnam (Chairperson), Smith, Stephens, Thorndike and Dr. Joskow.

Contract Committee. The Contract Committee reviews and evaluates, at least annually, all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds,
(ii) the expenditure of the funds' assets for distribution purposes pursuant to the Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements as it deems appropriate. The Committee also reviews the conversion of Class B shares into Class A shares of the open-end funds in accordance with procedures approved by the Trustees. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new Fund products, and proposed structural changes to existing funds. Its oversight of the closed-end funds includes (i) investment performance,
(ii) trading activity, (iii) determinations with respect to sunroof provisions, (iv) disclosure practices, and (v) the use of leverage. The Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Committee currently consists of Ms. Baxter (Chairperson) and Messrs. Curtis, Jackson, Mullin and Dr. Kennan.

Distributions Committee. This Committee oversees all Fund distributions and approves the amount and timing of distributions paid by all the funds to the shareholders when the Trustees are not in session. The Committee also meets regularly with representatives of Putnam Investments to review distribution levels and the funds' distribution policies. The Committee currently consists of Messrs. Patterson (Chairperson), Jackson, Thorndike and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds' business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Investments on behalf of the shareholders of the Putnam funds. The Committee currently consists of Messrs. Hill (Chairman), Jackson, Dr. Joskow, Putnam, Thorndike and Ms. Baxter.

Investment Oversight Committees. These Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the Putnam funds in light of their stated investment objectives and policies. Investment Oversight Committee A currently consists of Messrs. Curtis (Chairperson), Hill, and Lasser and Dr. Kennan. Investment Oversight Committee B currently consists of Dr. Joskow (Chairperson), Ms. Baxter and Mr. Putnam. Investment Committee C currently consists of Messrs. Mullin (Chairperson), Jackson and Smith. Investment Oversight Committee D currently consists of Messrs. Patterson (Chairperson), Stephens and Thorndike.

The Investment Company Act of 1940 requires that your fund have a minimum proportion of trustees who are not affiliated in any way with your fund's investment manager, principal underwriter from time to time or any broker-dealer. These independent trustees must vote separately to approve all financial arrangements and other agreements with your fund's investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. The Trustees of your fund believe that independent trustees should represent at least two-thirds of the members of the board. Your fund's independent trustees meet regularly as a group in executive session.

* How large a stake do the Trustees have in the Putnam family of funds?

The Trustees believe each Trustee should have a significant investment in the Putnam funds. The Trustees allocate their investments among the Putnam funds based on their own investment needs. The table below shows the number of shares beneficially owned by each Trustee and the value of each Trustee's holdings in each fund and in all of the Putnam funds as of April 30, 2003.



Putnam California Investment Grade Municipal Trust

                     Number              Dollar Range           Aggregate Dollar
                     of Putnam           of Putnam              Range of Shares
                     California          California             Held in all of the
                     Investment Grade    Investment Grade       Putnam Funds
                     Municipal Trust     Municipal Trust        Overseen by
Name of Trustee      Shares Owned        Shares Owned           Trustee (101)
----------------------------------------------------------------------------------
Jameson A. Baxter        126             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Charles B. Curtis        110             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
John A. Hill             100             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Ronald J. Jackson        200             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Paul L. Joskow           100             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Elizabeth T. Kennan      185             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
John H. Mullin, III      100             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Robert E. Patterson      100             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
W. Thomas Stephens       100             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
W. Nicholas Thorndike    183             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Lawrence J. Lasser       100             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
George Putnam, III       500             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
A.J.C. Smith             200             $1-$10,000             over $100,000
----------------------------------------------------------------------------------




Putnam High Yield Municipal Trust

                                                                Aggregate Dollar
                     Number              Dollar Range           Range of Shares
                     of Putnam           of Putnam              Held in all of the
                     High Yield          High Yield             Putnam Funds
                     Municipal Trust     Municipal Trust        Overseen by
Name of Trustee      Shares Owned        Shares Owned           Trustee (101)
----------------------------------------------------------------------------------
Jameson A. Baxter        129             $1-$10,000over         $100,000
----------------------------------------------------------------------------------
Charles B. Curtis        108             $1-$10,000over         $100,000
----------------------------------------------------------------------------------
John A. Hill             100             $1-$10,000over         $100,000
----------------------------------------------------------------------------------
Ronald J. Jackson        200             $1-$10,000over         $100,000
----------------------------------------------------------------------------------
Paul L. Joskow           100             $1-$10,000over         $100,000
----------------------------------------------------------------------------------
Elizabeth T. Kennan      183             $1-$10,000over         $100,000
----------------------------------------------------------------------------------
John H. Mullin, III      100             $1-$10,000over         $100,000
----------------------------------------------------------------------------------
Robert E. Patterson      300             $1-$10,000over         $100,000
----------------------------------------------------------------------------------
W. Thomas Stephens       100             $1-$10,000over         $100,000
----------------------------------------------------------------------------------
W. Nicholas Thorndike    225             $1-$10,000over         $100,000
----------------------------------------------------------------------------------
Lawrence J. Lasser       100             $1-$10,000over         $100,000
----------------------------------------------------------------------------------
George Putnam, III       300             $1-$10,000over         $100,000
----------------------------------------------------------------------------------
A.J.C. Smith             200             $1-$10,000over         $100,000
----------------------------------------------------------------------------------




Putnam Investment Grade Municipal Trust

                                                                Aggregate Dollar
                      Number             Dollar Range           Range of Shares
                      of Putnam          of Putnam              Held in all of the
                      Investment Grade   Investment Grade       Putnam Funds
                      Municipal Trust    Municipal Trust        Overseen by
Name of Trustee       Shares Owned       Shares Owned           Trustee (101)
----------------------------------------------------------------------------------
Jameson A. Baxter        129             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Charles B. Curtis        109             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
John A. Hill             100             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Ronald J. Jackson        200             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Paul L. Joskow           100             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Elizabeth T. Kennan      187             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
John H. Mullin, III      100             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Robert E. Patterson      300             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
W. Thomas Stephens       100             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
W. Nicholas Thorndike    230             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Lawrence J. Lasser       100             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
George Putnam, III       300             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
A.J.C. Smith             400             $1-$10,000             over $100,000
----------------------------------------------------------------------------------




Putnam Managed Municipal Income Trust

                                                                Aggregate Dollar
                     Number              Dollar Range           Range of Shares
                     of Putnam           of Putnam              Held in all of the
                     Managed Municipal   Managed Municipal      Putnam Funds
                     Income Trust        Income Trust           Overseen by
Name of Trustee      Shares Owned        Shares Owned           Trustee (101)
----------------------------------------------------------------------------------
Jameson A. Baxter        129             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Charles B. Curtis        108             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
John A. Hill             100             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Ronald J. Jackson        200             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Paul L. Joskow           100             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Elizabeth T. Kennan      187             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
John H. Mullin, III      100             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Robert E. Patterson      300             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
W. Thomas Stephens       100             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
W. Nicholas Thorndike    231             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Lawrence J. Lasser       100             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
George Putnam, III       300             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
A.J.C. Smith             200             $1-$10,000             over $100,000
----------------------------------------------------------------------------------




Putnam Municipal Bond Fund

                                                                Aggregate Dollar
                     Number              Dollar Range           Range of Shares
                     of Putnam           of Putnam              Held in all of the
                     Municipal           Municipal              Putnam Funds
                     Bond Fund           Bond Fund              Overseen by
Name of Trustee      Shares Owned        Shares Owned           Trustee (101)
----------------------------------------------------------------------------------
Jameson A. Baxter        2,830           $10,001-$50,000        over $100,000
----------------------------------------------------------------------------------
Charles B. Curtis          111           $1-$10,000             over $100,000
----------------------------------------------------------------------------------
John A. Hill               196           $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Ronald J. Jackson          393           $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Paul L. Joskow             196           $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Elizabeth T. Kennan        346           $1-$10,000             over $100,000
----------------------------------------------------------------------------------
John H. Mullin, III        196           $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Robert E. Patterson        293           $1-$10,000             over $100,000
----------------------------------------------------------------------------------
W. Thomas Stephens         196           $1-$10,000             over $100,000
----------------------------------------------------------------------------------
W. Nicholas Thorndike      353           $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Lawrence J. Lasser         196           $1-$10,000             over $100,000
----------------------------------------------------------------------------------
George Putnam, III         984           $10,001-$50,000        over $100,000
----------------------------------------------------------------------------------
A.J.C. Smith               393           $1-$10,000             over $100,000
----------------------------------------------------------------------------------




Putnam Municipal Opportunities Trust

                                                                     Aggregate Dollar
                     Number                  Dollar Range            Range of Shares
                     of Putnam               of Putnam               Held in all of the
                     Municipal               Municipal               Putnam Funds
                     Opportunities Trust     Opportunities Trust     Overseen by
Name of Trustee      Shares Owned            Shares Owned            Trustee (101)
---------------------------------------------------------------------------------------
Jameson A. Baxter        128                 $1-$10,000              over $100,000
---------------------------------------------------------------------------------------
Charles B. Curtis        111                 $1-$10,000              over $100,000
---------------------------------------------------------------------------------------
John A. Hill             100                 $1-$10,000              over $100,000
---------------------------------------------------------------------------------------
Ronald J. Jackson        200                 $1-$10,000              over $100,000
---------------------------------------------------------------------------------------
Paul L. Joskow           100                 $1-$10,000              over $100,000
---------------------------------------------------------------------------------------
Elizabeth T. Kennan      196                 $1-$10,000              over $100,000
---------------------------------------------------------------------------------------
John H. Mullin, III      100                 $1-$10,000              over $100,000
---------------------------------------------------------------------------------------
Robert E. Patterson      100                 $1-$10,000              over $100,000
---------------------------------------------------------------------------------------
W. Thomas Stephens       100                 $1-$10,000              over $100,000
---------------------------------------------------------------------------------------
W. Nicholas Thorndike    194                 $1-$10,000              over $100,000
---------------------------------------------------------------------------------------
Lawrence J. Lasser       100                 $1-$10,000              over $100,000
---------------------------------------------------------------------------------------
George Putnam, III       500                 $1-$10,000              over $100,000
---------------------------------------------------------------------------------------
A.J.C. Smith             200                 $1-$10,000              over $100,000
---------------------------------------------------------------------------------------




Putnam New York Investment Grade Municipal Trust

                     Number                  Dollar Range            Aggregate Dollar
                     of Putnam               of Putnam               Range of Shares
                     New York                New York                Held in all of the
                     Investment Grade        Investment Grade        Putnam Funds
                     Municipal Trust         Municipal Trust         Overseen by
Name of Trustee      Shares Owned            Shares Owned            Trustee (101)
---------------------------------------------------------------------------------------
Jameson A. Baxter        125                 $1-$10,000              over $100,000
---------------------------------------------------------------------------------------
Charles B. Curtis        109                 $1-$10,000              over $100,000
---------------------------------------------------------------------------------------
John A. Hill             100                 $1-$10,000              over $100,000
---------------------------------------------------------------------------------------
Ronald J. Jackson        200                 $1-$10,000              over $100,000
---------------------------------------------------------------------------------------
Paul L. Joskow           100                 $1-$10,000              over $100,000
---------------------------------------------------------------------------------------
Elizabeth T. Kennan      174                 $1-$10,000              over $100,000
---------------------------------------------------------------------------------------
John H. Mullin, III      100                 $1-$10,000              over $100,000
---------------------------------------------------------------------------------------
Robert E. Patterson      100                 $1-$10,000              over $100,000
---------------------------------------------------------------------------------------
W. Thomas Stephens       100                 $1-$10,000              over $100,000
---------------------------------------------------------------------------------------
W. Nicholas Thorndike    180                 $1-$10,000              over $100,000
---------------------------------------------------------------------------------------
Lawrence J. Lasser       100                 $1-$10,000              over $100,000
---------------------------------------------------------------------------------------
George Putnam, III       500                 $1-$10,000              over $100,000
---------------------------------------------------------------------------------------
A.J.C. Smith             200                 $1-$10,000              over $100,000
---------------------------------------------------------------------------------------



None of the Trustees owns any of your fund's preferred shares.

At April 30, 2003, the Trustees and officers of Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust and Putnam New York Investment Grade Municipal Trust as a group owned less than 1% of the outstanding shares of each fund on that date.

* What are some of the ways in which the Trustees represent shareholder interests?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

* by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

* by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

* by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

* by conducting an in-depth review of the fees paid by each fund and by negotiating with Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

* by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of each fund;

* by monitoring potential conflicts between the funds and Putnam
Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

* by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

* How often do the Trustees meet?

The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various committees of the board which focus on particular matters. Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. During 2002, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other committees, including the Executive Committee, may also meet on special occasions as the need arises. The number of times each committee met during your fund's last fiscal year is shown in the table below:

Putnam California Investment Grade Municipal Trust

Fiscal year ended April 30, 2003
---------------------------------------------------------
Audit and Pricing Committee                            11
---------------------------------------------------------
Board Policy and Nominating Committee                   9
---------------------------------------------------------
Brokerage and Custody Committee                         4
---------------------------------------------------------
Communication, Service and Marketing Committee          6
---------------------------------------------------------
Contract Committee                                     11
---------------------------------------------------------
Distributions Committee                                 7
---------------------------------------------------------
Executive Committee                                     1
---------------------------------------------------------
Investment Oversight Committee                         10
---------------------------------------------------------

Putnam High Yield Municipal Trust

Fiscal year ended March 31, 2003
---------------------------------------------------------
Audit and Pricing Committee                            11
---------------------------------------------------------
Board Policy and Nominating Committee                   9
---------------------------------------------------------
Brokerage and Custody Committee                         4
---------------------------------------------------------
Communication, Service and Marketing Committee          6
---------------------------------------------------------
Contract Committee                                     11
---------------------------------------------------------
Distributions Committee                                 7
---------------------------------------------------------
Executive Committee                                     1
---------------------------------------------------------
Investment Oversight Committee                         10
---------------------------------------------------------

Putnam Investment Grade Municipal Trust

Fiscal year ended November 30, 2002
---------------------------------------------------------
Audit and Pricing Committee*                           11
---------------------------------------------------------
Board Policy and Nominating Committee**                 6
---------------------------------------------------------
Brokerage and Custody Committee                         4
---------------------------------------------------------
Communication, Service and Marketing Committee          6
---------------------------------------------------------
Contract Committee                                     12
---------------------------------------------------------
Distributions Committee                                 3
---------------------------------------------------------
Executive Committee                                     1
---------------------------------------------------------
Investment Oversight Committee                         10
---------------------------------------------------------

Putnam Managed Municipal Income Trust

Fiscal year ended October 31, 2002
---------------------------------------------------------
Audit and Pricing Committee*                           11
---------------------------------------------------------
Board Policy and Nominating Committee**                 5
---------------------------------------------------------
Brokerage and Custody Committee                         4
---------------------------------------------------------
Communication, Service and Marketing Committee          6
---------------------------------------------------------
Contract Committee                                     12
---------------------------------------------------------
Distributions Committee                                 3
---------------------------------------------------------
Executive Committee                                     1
---------------------------------------------------------
Investment Oversight Committee                         10
---------------------------------------------------------

Putnam Municipal Bond Fund

Fiscal year ended April 30, 2003
---------------------------------------------------------
Audit and Pricing Committee                            11
---------------------------------------------------------
Board Policy and Nominating Committee                   9
---------------------------------------------------------
Brokerage and Custody Committee                         4
---------------------------------------------------------
Communication, Service and Marketing Committee          6
---------------------------------------------------------
Contract Committee                                     11
---------------------------------------------------------
Distributions Committee                                 7
---------------------------------------------------------
Executive Committee                                     1
---------------------------------------------------------
Investment Oversight Committee                         10
---------------------------------------------------------

Putnam Municipal Opportunities Trust

Fiscal year ended April 30, 2003
---------------------------------------------------------
Audit and Pricing Committee                            11
---------------------------------------------------------
Board Policy and Nominating Committee                   9
---------------------------------------------------------
Brokerage and Custody Committee                         4
---------------------------------------------------------
Communication, Service and Marketing Committee          6
---------------------------------------------------------
Contract Committee                                     11
---------------------------------------------------------
Distributions Committee                                 7
---------------------------------------------------------
Executive Committee                                     1
---------------------------------------------------------
Investment Oversight Committee                         10
---------------------------------------------------------

Putnam New York Investment Grade Municipal Trust

Fiscal year ended April 30, 2003
---------------------------------------------------------
Audit and Pricing Committee                            11
---------------------------------------------------------
Board Policy and Nominating Committee                   9
---------------------------------------------------------
Brokerage and Custody Committee                         4
---------------------------------------------------------
Communication, Service and Marketing Committee          6
---------------------------------------------------------
Contract Committee                                     11
---------------------------------------------------------
Distributions Committee                                 7
---------------------------------------------------------
Executive Committee                                     1
---------------------------------------------------------
Investment Oversight Committee                         10
---------------------------------------------------------

* Effective February 2002, the Pricing Committee's functions were merged into the Audit and Pricing Committee. The number of meetings shown represents the number of meetings held by the Audit Committee during each fund's last fiscal year. For Putnam Investment Grade Municipal Trust and Putnam Managed Municipal Income Trust, the Pricing Committee met 1 time prior to the combination.

** Effective March 2002, the Proxy Committee's functions were merged into the Board Policy and Nominating Committee. The number of meetings shown represents the number of meetings held by the Board Policy and Nominating Committee during each fund's last fiscal year. For Putnam Investment Grade Municipal Trust and Putnam Managed Municipal Income Trust, the Proxy Committee met 2 times prior to the combination.

* What are the Trustees paid for their services?

Each Trustee of your fund receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. Each Trustee of the fund receives an annual fee and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the Trustees are Trustees of all the Putnam funds and each receives fees for his or her services.

The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Trustees not affiliated with Putnam Management, estimates that Committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The following table shows the fees paid to each Trustee by your fund for its most recent fiscal year and the fees paid to each Trustee by all of the Putnam funds during calendar year 2002:



Putnam California Investment Grade Municipal Trust
Compensation Table

                                                                 Estimated
                                             Retirement             annual            Total
                             Aggregate         benefits      benefits from     compensation
                          compensation          accrued         all Putnam         from all
                              from the       as part of         funds upon           Putnam
Trustees/Year                 fund (1)    fund expenses     retirement (2)        funds (3)
-------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(4)         $524             $143           $100,000         $216,750
-------------------------------------------------------------------------------------------
Charles B. Curtis/2001             499               99            100,000          206,250
-------------------------------------------------------------------------------------------
John A. Hill/1985(4)(6)            878              175            200,000          388,250
-------------------------------------------------------------------------------------------
Ronald J. Jackson/1996(4)          500              134            100,000          207,250
-------------------------------------------------------------------------------------------
Paul L. Joskow/1997(4)             493              130            100,000          203,750
-------------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992           495              179            100,000          204,250
-------------------------------------------------------------------------------------------
Lawrence J. Lasser/1992(5)          --               82             92,500               --
-------------------------------------------------------------------------------------------
John H. Mullin, III/1997(4)        508              196            100,000          210,000
-------------------------------------------------------------------------------------------
Robert E. Patterson/1984           510               97            100,000          211,000
-------------------------------------------------------------------------------------------
George Putnam, III/1984(6)         612               81            125,000          253,000
-------------------------------------------------------------------------------------------
A.J.C. Smith/1986(5)                --              186             91,833               --
-------------------------------------------------------------------------------------------
W. Thomas Stephens/1997(4)         492              182            100,000          203,250
-------------------------------------------------------------------------------------------
W. Nicholas Thorndike/1992         495              233            100,000          204,500
-------------------------------------------------------------------------------------------


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2002.

(3) As of December 31, 2002, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable by the fund to Ms. Baxter, Mr. Hill, Mr. Jackson, Mr. Joskow, Mr. Mullin and Mr. Stephens as of April 30, 2003 were $289, $767, $387, $294, $332,
$130, respectively, including income earned on such amounts.

(5) Marsh & McLennan Companies, Inc., compensates Mr. Lasser and Mr. Smith for their services as Trustees. The estimated annual retirement benefits shown in this table for Messrs. Lasser and Smith reflect benefits earned under the funds' retirement plan prior to July 1, 2000.

(6) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman and President of the Funds, respectively.



Putnam High Yield Municipal Trust
Compensation Table

                                                                 Estimated
                                             Retirement             annual            Total
                             Aggregate         benefits      benefits from     compensation
                          compensation          accrued         all Putnam         from all
                              from the       as part of         funds upon           Putnam
Trustees/Year                 fund (1)    fund expenses     retirement (2)        funds (3)
-------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(4)         $757             $200           $100,000         $216,750
-------------------------------------------------------------------------------------------
Charles B. Curtis/2001             721              133            100,000          206,250
-------------------------------------------------------------------------------------------
John A. Hill/1985(4)(6)          1,266              247            200,000          388,250
-------------------------------------------------------------------------------------------
Ronald J. Jackson/1996(4)          723              189            100,000          207,250
-------------------------------------------------------------------------------------------
Paul L. Joskow/1997(4)             712              189            100,000          203,750
-------------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992           715              253            100,000          204,250
-------------------------------------------------------------------------------------------
Lawrence J. Lasser/1992(5)          --              115             92,500               --
-------------------------------------------------------------------------------------------
John H. Mullin, III/1997(4)        734              285            100,000          210,000
-------------------------------------------------------------------------------------------
Robert E. Patterson/1984           738              136            100,000          211,000
-------------------------------------------------------------------------------------------
George Putnam, III/1984(6)         884              114            125,000          253,000
-------------------------------------------------------------------------------------------
A.J.C. Smith/1986(5)                --              261             91,833               --
-------------------------------------------------------------------------------------------
W. Thomas Stephens/1997(4)         711              265            100,000          203,250
-------------------------------------------------------------------------------------------
W. Nicholas Thorndike/1992         715              328            100,000          204,500
-------------------------------------------------------------------------------------------


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2002.

(3) As of December 31, 2002, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable by the fund to Ms. Baxter, Mr. Hill, Mr. Jackson, Mr. Joskow, Mr. Mullin and Mr. Stephens as of March 31, 2003 were $337, $856, $428, $332, $387,
$151, respectively, including income earned on such amounts.

(5) Marsh & McLennan Companies, Inc., compensates Mr. Lasser and Mr. Smith for their services as Trustees. The estimated annual retirement benefits shown in this table for Messrs. Lasser and Smith reflect benefits earned under the funds' retirement plan prior to July 1, 2000.

(6) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman and President of the Funds, respectively.



Putnam Investment Grade Municipal Trust
Compensation Table

                                                                 Estimated
                                             Retirement             annual            Total
                             Aggregate         benefits      benefits from     compensation
                          compensation          accrued         all Putnam         from all
                              from the       as part of         funds upon           Putnam
Trustees/Year                 fund (1)    fund expenses     retirement (2)        funds (3)
-------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(4)       $769               $220           $100,000         $216,750
-------------------------------------------------------------------------------------------
Charles B. Curtis/2001           732                190            100,000          206,250
-------------------------------------------------------------------------------------------
John A. Hill/1985(4)(6)        1,288                256            200,000          388,250
-------------------------------------------------------------------------------------------
Ronald J. Jackson/1996(4)        734                202            100,000          207,250
-------------------------------------------------------------------------------------------
Paul L. Joskow/1997(4)           723                151            100,000          203,750
-------------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992         726                264            100,000          204,250
-------------------------------------------------------------------------------------------
Lawrence J. Lasser/1992(5)        --                111             92,500               --
-------------------------------------------------------------------------------------------
John H. Mullin, III/1997(4)      745                233            100,000          210,000
-------------------------------------------------------------------------------------------
Robert E. Patterson/1984         749                144            100,000          211,000
-------------------------------------------------------------------------------------------
George Putnam, III/1984(6)       898                118            125,000          253,000
-------------------------------------------------------------------------------------------
A.J.C. Smith/1986(5)              --                252             91,833               --
-------------------------------------------------------------------------------------------
W. Thomas Stephens/1997(4)       721                211            100,000          203,250
-------------------------------------------------------------------------------------------
W. Nicholas Thorndike/1992       727                341            100,000          204,500
-------------------------------------------------------------------------------------------


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2002.

(3) As of December 31, 2002, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable by the fund to Ms. Baxter, Mr. Hill, Mr. Jackson, Mr. Joskow, Mr. Mullin and Mr. Stephens as of November 30, 2002 were $296, $725, $490, $283, $387,
$93, respectively, including income earned on such amounts.

(5) Marsh & McLennan Companies, Inc., compensates Mr. Lasser and Mr. Smith for their services as Trustees. The estimated annual retirement benefits shown in this table for Messrs. Lasser and Smith reflect benefits earned under the funds' retirement plan prior to July 1, 2000.

(6) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman and President of the Funds, respectively.



Putnam Managed Municipal Income Trust
Compensation Table

                                                                 Estimated
                                             Retirement             annual            Total
                             Aggregate         benefits      benefits from     compensation
                          compensation          accrued         all Putnam         from all
                              from the       as part of         funds upon           Putnam
Trustees/Year                 fund (1)    fund expenses     retirement (2)        funds (3)
-------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(4)       $811               $229           $100,000         $216,750
-------------------------------------------------------------------------------------------
Charles B. Curtis/2001           772                193            100,000          206,250
-------------------------------------------------------------------------------------------
John A. Hill/1985(4)(6)        1,359                269            200,000          388,250
-------------------------------------------------------------------------------------------
Ronald J. Jackson/1996(4)        775                212            100,000          207,250
-------------------------------------------------------------------------------------------
Paul L. Joskow/1997(4)           763                164            100,000          203,750
-------------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992         766                277            100,000          204,250
-------------------------------------------------------------------------------------------
Lawrence J. Lasser/1992(5)        --                117             92,500               --
-------------------------------------------------------------------------------------------
John H. Mullin, III/1997(4)      787                253            100,000          210,000
-------------------------------------------------------------------------------------------
Robert E. Patterson/1984         790                151            100,000          211,000
-------------------------------------------------------------------------------------------
George Putnam, III/1984(6)       948                124            125,000          253,000
-------------------------------------------------------------------------------------------
A.J.C. Smith/1986(5)              --                265             91,833               --
-------------------------------------------------------------------------------------------
W. Thomas Stephens/1997(4)       761                230            100,000          203,250
-------------------------------------------------------------------------------------------
W. Nicholas Thorndike/1992       767                358            100,000          204,500
-------------------------------------------------------------------------------------------


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2002.

(3) As of December 31, 2002, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable by the fund to Ms. Baxter, Mr. Hill, Mr. Jackson, Mr. Joskow, Mr. Mullin and Mr. Stephens as of October 31, 2002 were $2,365, $5,786, $3,912, $2,256,
$3,088, $745, respectively, including income earned on such amounts.

(5) Marsh & McLennan Companies, Inc., compensates Mr. Lasser and Mr. Smith for their services as Trustees. The estimated annual retirement benefits shown in this table for Messrs. Lasser and Smith reflect benefits earned under the funds' retirement plan prior to July 1, 2000.

(6) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman and President of the Funds, respectively.



Putnam Municipal Bond Fund
Compensation Table

                                                                Estimated
                                             Retirement             annual            Total
                             Aggregate         benefits      benefits from     compensation
                          compensation          accrued         all Putnam         from all
                              from the       as part of         funds upon           Putnam
Trustees/Year                 fund (1)    fund expenses     retirement (2)        funds (3)
-------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(4)       $766               $207           $100,000         $216,750
-------------------------------------------------------------------------------------------
Charles B. Curtis/2001           730                144            100,000          206,250
-------------------------------------------------------------------------------------------
John A. Hill/1985(4)(6)        1,259                254            200,000          388,250
-------------------------------------------------------------------------------------------
Ronald J. Jackson/1996(4)        732                195            100,000          207,250
-------------------------------------------------------------------------------------------
Paul L. Joskow/1997(4)           721                188            100,000          203,750
-------------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992         724                260            100,000          204,250
-------------------------------------------------------------------------------------------
Lawrence J. Lasser/1992(5)        --                119             92,500               --
-------------------------------------------------------------------------------------------
John H. Mullin, III/1997(4)      743                285            100,000          210,000
-------------------------------------------------------------------------------------------
Robert E. Patterson/1984         747                140            100,000          211,000
-------------------------------------------------------------------------------------------
George Putnam, III/1984(6)       895                117            125,000          253,000
-------------------------------------------------------------------------------------------
A.J.C. Smith/1986(5)              --                269             91,833               --
-------------------------------------------------------------------------------------------
W. Thomas Stephens/1997(4)       719                264            100,000          203,250
-------------------------------------------------------------------------------------------
W. Nicholas Thorndike/1992       724                338            100,000          204,500
-------------------------------------------------------------------------------------------


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2002.

(3) As of December 31, 2002, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable by the fund to Ms. Baxter, Mr. Hill, Mr. Jackson, Mr. Joskow, Mr. Mullin and Mr. Stephens as of April 30, 2003 were $424, $1,124, $568, $432, $486,
$190, respectively, including income earned on such amounts.

(5) Marsh & McLennan Companies, Inc., compensates Mr. Lasser and Mr. Smith for their services as Trustees. The estimated annual retirement benefits shown in this table for Messrs. Lasser and Smith reflect benefits earned under the funds' retirement plan prior to July 1, 2000.

(6) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman and President of the Funds, respectively.



Putnam Municipal Opportunities Trust
Compensation Table

                                                                Estimated
                                             Retirement             annual            Total
                             Aggregate         benefits      benefits from     compensation
                          compensation          accrued         all Putnam         from all
                              from the       as part of         funds upon           Putnam
Trustees/Year                 fund (1)    fund expenses     retirement (2)        funds (3)
-------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(4)       $766               $207           $100,000         $216,750
-------------------------------------------------------------------------------------------
Charles B. Curtis/2001           729                144            100,000          206,250
-------------------------------------------------------------------------------------------
John A. Hill/1985(4)(6)        1,282                254            200,000          388,250
-------------------------------------------------------------------------------------------
Ronald J. Jackson/1996(4)        732                195            100,000          207,250
-------------------------------------------------------------------------------------------
Paul L. Joskow/1997(4)           721                188            100,000          203,750
-------------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992         723                260            100,000          204,250
-------------------------------------------------------------------------------------------
Lawrence J. Lasser/1992(5)        --                119             92,500               --
-------------------------------------------------------------------------------------------
John H. Mullin, III/1997(4)      743                285            100,000          210,000
-------------------------------------------------------------------------------------------
Robert E. Patterson/1984         746                140            100,000          211,000
-------------------------------------------------------------------------------------------
George Putnam, III/1984(6)       895                117            125,000          253,000
-------------------------------------------------------------------------------------------
A.J.C. Smith/1986(5)              --                269             91,833               --
-------------------------------------------------------------------------------------------
W. Thomas Stephens/1997(4)       719                264            100,000          203,250
-------------------------------------------------------------------------------------------
W. Nicholas Thorndike/1992       724                338            100,000          204,500
-------------------------------------------------------------------------------------------


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2002.

(3) As of December 31, 2002, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable by the fund to Ms. Baxter, Mr. Hill, Mr. Jackson, Mr. Joskow, Mr. Mullin and Mr. Stephens as of April 30, 2003 were $423, $1,121, $566, $431, $485,
$190, respectively, including income earned on such amounts.

(5) Marsh & McLennan Companies, Inc., compensates Mr. Lasser and Mr. Smith for their services as Trustees. The estimated annual retirement benefits shown in this table for Messrs. Lasser and Smith reflect benefits earned under the funds' retirement plan prior to July 1, 2000.

(6) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman and President of the Funds, respectively.



Putnam New York Investment Grade Municipal Trust
Compensation Table

                                                                Estimated
                                             Retirement             annual            Total
                             Aggregate         benefits      benefits from     compensation
                          compensation          accrued         all Putnam         from all
                              from the       as part of         funds upon           Putnam
Trustees/Year                 fund (1)    fund expenses     retirement (2)        funds (3)
-------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(4)       $516               $140           $100,000         $216,750
-------------------------------------------------------------------------------------------
Charles B. Curtis/2001           492                 97            100,000          206,250
-------------------------------------------------------------------------------------------
John A. Hill/1985(4)(6)          865                172            200,000          388,250
-------------------------------------------------------------------------------------------
Ronald J. Jackson/1996(4)        493                132            100,000          207,250
-------------------------------------------------------------------------------------------
Paul L. Joskow/1997(4)           486                128            100,000          203,750
-------------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992         488                176            100,000          204,250
-------------------------------------------------------------------------------------------
Lawrence J. Lasser/1992(5)        --                 80             92,500               --
-------------------------------------------------------------------------------------------
John H. Mullin, III/1997(4)      501                193            100,000          210,000
-------------------------------------------------------------------------------------------
Robert E. Patterson/1984         503                 95            100,000          211,000
-------------------------------------------------------------------------------------------
George Putnam, III/1984(6)       603                 79            125,000          253,000
-------------------------------------------------------------------------------------------
A.J.C. Smith/1986(5)              --                181             91,833               --
-------------------------------------------------------------------------------------------
W. Thomas Stephens/1997(4)       485                179            100,000          203,250
-------------------------------------------------------------------------------------------
W. Nicholas Thorndike/1992       488                228            100,000          204,500
-------------------------------------------------------------------------------------------


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2002.

(3) As of December 31, 2002, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable by the fund to Ms. Baxter, Mr. Hill, Mr. Jackson, Mr. Joskow, Mr. Mullin and Mr. Stephens as of April 30, 2003 were $286, $757, $382, $291, $327,
$128, respectively, including income earned on such amounts.

(5) Marsh & McLennan Companies, Inc., compensates Mr. Lasser and Mr. Smith for their services as Trustees. The estimated annual retirement benefits shown in this table for Messrs. Lasser and Smith reflect benefits earned under the funds' retirement plan prior to July 1, 2000.

(6) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman and President of the Funds, respectively.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

Further information about voting and the meeting

Quorum and Methods of Tabulation. The shareholders of each fund vote separately with respect to any proposal other than the election of Trustees, in which case shareholders of each series of a trust vote together as a single class. In the case of each fund, a majority of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement), except that where the preferred shares or common shares shall vote as a separate class, then a majority of the aggregate number of shares of that class shall be necessary to constitute a quorum for the transaction of business by that class. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting. The tellers will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, neither abstentions nor broker non-votes have an effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on a proposal.

Special Rule for Proportional Voting. For funds listed on the New York Stock Exchange, in accordance with the rules of the exchange, brokerage firms may vote for or against a proposal, on behalf of their clients who beneficially own the remarketed or auction rate preferred shares and from whom they have not received voting instructions, in the same proportion as votes for and against such proposal have been received from holders of preferred shares if (i) the holders of a minimum of 30% of the outstanding preferred shares have been voted by the holders of preferred shares, (ii) holders of less than 10% of the outstanding preferred shares have voted against such proposal and (iii) the holders of the common shares have approved such proposal.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

Other Business. The Trustees know of no matters other than those set forth herein to be brought before the meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Simultaneous Meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously.

If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of Proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Retail Management may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Management has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Holders of common shares of the fund have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third party vendor hired by Putnam Management. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting. To vote via the Internet you will need the "control" number that appears on your proxy card. To use the Internet, please access the Internet address listed on your proxy card. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. Your fund has retained at its own expense D.F. King & Co., Inc., 48 Wall Street, New York, New York 10005, to aid in the solicitation of instructions for registered and nominee accounts, for a fee not to exceed $2,600 plus reasonable out-of-pocket expenses for mailing and phone costs. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by each fund.

Revocation of Proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund,
(ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the Meeting and voting in person.

Date for Receipt of Shareholders' Proposals for the Next Annual Meeting. The Board Policy and Nominating Committee will consider nominees recommended by shareholders of each fund to serve as Trustees, provided that shareholders submit their recommendations by the date set forth below. If a shareholder who wishes to present a proposal fails to notify the fund by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the October 2004 annual meeting must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund no earlier than July 11, 2004 and no later than August 10, 2004. It is currently anticipated that each fund's next annual meeting of shareholders will be held in October 2004. Shareholder proposals to be included in the proxy statement for that meeting must be received by your fund before April 6, 2004. Shareholders who wish to make a proposal at the October 2004 annual meeting-- other than one that will be included in the fund's proxy materials-- should notify the fund no later than June 24, 2004.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Financial Information. Your fund will furnish to you upon request and without charge, a copy of the fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.

Fund information

Putnam Investments. Putnam Investment Management, LLC, the fund's investment manager, is a subsidiary of Putnam Management Trust, which is in turn owned by Putnam Investments. Putnam Investments is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is in turn owned by Marsh & McLennan Companies, Inc., a leading professional services firm that includes risk and insurance services, investment management and consulting businesses. Putnam Fiduciary Trust Company, the fund's investor servicing agent and custodian is also a subsidiary of Putnam Investments. The address of Putnam Investments Trust, Putnam Investments, Putnam Investment Management, LLC, and Putnam Fiduciary Trust Company is One Post Office Square, Boston, Massachusetts 02109. The address of the executive offices of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036.

Limitation of Trustee Liability. The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Independent Auditors. For Putnam California Investment Grade Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust and Putnam New York Investment Grade Municipal Trust only:

PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, has been selected by the Trustees as the independent auditors of your fund for the current fiscal year. The Audit and Pricing Committee of the Board of Trustees unanimously approved the selection of PricewaterhouseCoopers LLP and the Trustees unanimously approved such selection in November 1992, November 1992, May 1993 and November 1992, respectively. Among the country's preeminent accounting firms, this firm also serves as the auditor for various other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services and the competitiveness of its fees. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

For Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust and Putnam Managed Municipal Income Trust only:

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, independent accountants, has been selected by the Trustees as the independent auditors of your fund for the current fiscal year. The Audit and Pricing Committee of the Board of Trustees unanimously approved the selection of KPMG LLP, and the Trustees unanimously approved such selection in July 2000, July 1999 and July 2000, respectively. Among the country's preeminent accounting firms, this firm also serves as the auditor for various other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services and the competitiveness of its fees. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

The following table sets forth the aggregate fees billed for professional services rendered by your fund's principal accountant for the fund's most recent fiscal year:



                                        Audit Fees      Financial Information      All
                                         for All         Systems Design and       Other
                        Audit Fees     Putnam Funds     Implementation Fees       Fees
----------------------------------------------------------------------------------------
California Investment
Grade Municipal Trust    $31,100        $3,192,000              $0               $26,200
----------------------------------------------------------------------------------------
High Yield
Municipal Trust          $40,900          $957,500              $0                $6,800
----------------------------------------------------------------------------------------
Investment Grade
Municipal Trust          $40,200        $1,041,700              $0                $6,800
----------------------------------------------------------------------------------------
Managed Municipal
Income Trust             $41,100        $1,032,100              $0                $6,800
----------------------------------------------------------------------------------------
Municipal Bond Fund      $31,000        $3,192,000              $0               $21,600
----------------------------------------------------------------------------------------
Municipal
Opportunities Trust      $27,300        $3,192,000              $0               $10,900
----------------------------------------------------------------------------------------
New York Investment
Grade Municipal Trust    $30,800        $3,192,000              $0               $26,100
----------------------------------------------------------------------------------------


The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees billed for professional services rendered for the audit of your fund's annual financial statements for the most recent fiscal year. The fees disclosed under the caption "Audit Fees for All Putnam Funds" are the aggregate fees billed for professional services rendered for the audits of all Putnam funds for which your fund's independent accountants served as auditors for each such fund's most recent fiscal year ending on or before your fund's most recent fiscal year end. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, rendered for your fund's most recent fiscal year to your fund, to Putnam Management, the fund's investment manager, and to any entity controlling, controlled by or under common control with Putnam Management that provides services to the fund. The amounts disclosed in "All Other Fees" are entirely related to providing tax compliance assistance and rating agency review for the respective fund and other assurance services.

The Audit and Pricing Committee of the Board of Trustees is responsible for making recommendations to the Trustees as to the selection of your fund's auditors. (Additional information about the Audit and Pricing Committee is included under "Election of Trustees.") The Audit and Pricing Committee has established a policy, in addition to other practices and requirements relating to the selection of the fund's auditors, that all non-audit services proposed to be performed by your fund's principal accountants for the fund, Putnam Management and certain related parties be considered and approved by the Audit and Pricing Committee or by an authorized representative of the committee in advance of the provision of such services. This pre-clearance policy calls for the consideration, among other things, of whether the provision of the proposed services would be compatible with maintaining the independence of your fund's principal accountants. The provision of services covered in the table above under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" was approved in accordance with such pre-clearance policy.

The Audit and Pricing Committee of your fund has submitted the following report:

The Audit and Pricing Committee has reviewed and discussed with management of your fund the audited financial statements for the last fiscal year. The Audit and Pricing Committee has discussed with your fund's independent auditors the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Audit and Pricing Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit and Pricing Committee has received the written disclosures and the letter from your fund's independent accountants required by the SEC's Independence Standards (among other things, requiring auditors to make written disclosures to and discuss with the Audit and Pricing Committee various matters relating to the auditor's independence), and has discussed with such accountants the independence of such accountants. Based on the foregoing review and discussions, the Audit and Pricing Committee recommended to the Trustees that the audited financial statements for the last fiscal year be included in your fund's annual report to shareholders for the last fiscal year.

Paul L. Joskow (Chairperson)
Robert E. Patterson
W. Nicholas Thorndike
W. Thomas Stephens

Officers and Other Information. All of the officers of your fund, with the exception of George Putnam, III, are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Investments Trust and indirectly of Putnam LLC, Messrs. Putnam, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the fund. In addition to George Putnam III, the other officers of each fund are as follows:



                                            Year first
Name (birthdate)                            elected         Business experience
Office with the fund                        to office       during past 5 years
-------------------------------------------------------------------------------------
Charles E. Porter (7/26/38)                 1989            Managing Director,
Executive Vice President,                                   Putnam Investments
Treasurer and Principal                                     and Putnam Management
Financial Officer
-------------------------------------------------------------------------------------
Patricia C. Flaherty (12/1/46)              1993            Senior Vice President,
Senior Vice President                                       Putnam Investments
                                                            and Putnam Management
-------------------------------------------------------------------------------------
Karnig H. Durgarian (1/13/56)               2002            Senior Managing Director,
Vice President and Principal                                Putnam Investments
Executive Officer
-------------------------------------------------------------------------------------
Steven D. Krichmar (6/27/58)                2002            Managing Director,
Vice President and Principal                                Putnam Investments.
Financial Officer                                           Prior to July 2001, Partner,
                                                            PricewaterhouseCoopers,
                                                            LLP
-------------------------------------------------------------------------------------
Michael T. Healy (1/24/58)                  2000            Managing Director,
Assistant Treasurer and                                     Putnam Investments
Principal Accounting Officer
-------------------------------------------------------------------------------------
Beth S. Mazor (4/6/58)                      2002            Senior Vice President,
Vice President                                              Putnam Investments
-------------------------------------------------------------------------------------
Gordon H. Silver (7/3/47)                   1990            Senior Managing Director,
Vice President                                              Putnam Investments,
                                                            Putnam Management and
                                                            Putnam Retail Management
-------------------------------------------------------------------------------------
Mark C. Trenchard (6/5/62)                  2002            Senior Vice President,
Vice President and BSA                                      Putnam Investments
Compliance Officer
-------------------------------------------------------------------------------------
William H. Woolverton (1/17/51)             2003            Managing Director,
Vice President and Chief Legal Officer                      Putnam Investments,
                                                            Putnam Management
                                                            and Putnam Retail
                                                            Management
-------------------------------------------------------------------------------------
Judith Cohen (6/7/45)                       1993            Clerk and Assistant
Clerk and Assistant Treasurer                               Treasurer, The Putnam
                                                            Funds
-------------------------------------------------------------------------------------


Shares Outstanding of your Fund
as of April 30, 2003

Putnam California Investment Grade Municipal Trust
  Common shares:                                            4,607,092 shares
  Preferred shares:                                               320 shares
Putnam High Yield Municipal Trust
  Common shares:                                           22,267,310 shares
  Preferred shares:                                               900 shares
Putnam Investment Grade Municipal Trust
  Common shares:                                           21,319,262 shares
  Preferred shares:                                             1,400 shares
Putnam Managed Municipal Income Trust
  Common shares:                                           47,206,342 shares
  Preferred shares:                                            A: 550 shares
                                                               B: 550 shares
                                                               C: 650 shares
Putnam Municipal Bond Fund
  Common shares:                                           17,242,049 shares
  Preferred shares:                                          A: 2,920 shares
                                                             B: 2,400 shares
Putnam Municipal Opportunities Trust
  Common shares:                                           16,157,092 shares
  Preferred shares:                                            A: 800 shares
                                                             B: 1,620 shares
                                                             C: 1,620 shares
Putnam New York Investment Grade Municipal Trust
  Common shares:                                            2,847,092 shares
  Preferred shares:                                               200 shares
----------------------------------------------------------------------------
5% beneficial ownership:
Putnam California Investment Grade Municipal Trust                      NONE
Putnam High Yield Municipal Trust                                       NONE
Putnam Investment Grade Municipal Trust                                 NONE
Putnam Managed Municipal Income Trust                                   NONE
Putnam Municipal Bond Fund                                              NONE
Putnam Municipal Opportunities Trust                                    NONE
Putnam New York Investment Grade Municipal Trust                        NONE
----------------------------------------------------------------------------


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581         204776  7/03


PLEASE FOLD AT PERFORATION BEFORE DETACHING

To vote by mail, please record your voting instructions on this card, sign it below, and return it promptly in the envelope provided.

Proxy for a meeting of shareholders to be held on October 7, 2003, for Putnam California Investment Grade Municipal Trust (Preferred Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, W. Nicholas Thorndike, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam California Investment Grade Municipal Trust on October 7, 2003, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------
Shareholder sign here                            Date

-----------------------------------------------------
Co-owner sign here                               Date

PLEASE FOLD AT PERFORATION BEFORE DETACHING

If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions, the Proxies will vote your shares in the same manner as the Trustees recommend.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AT THIRTEEN AND ELECTING ALL NOMINEES:

Please vote by filling in the appropriate boxes below.

1. Proposal to fix the number of Trustees at thirteen and elect all nominees.

The nominees for Trustees are: J.A. Baxter, C.B. Curtis, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens, and W.N. Thorndike.


FOR                           WITHHOLD
fixing the number of          authority to vote for
Trustees as proposed          all nominees
and electing
all the nominees
(except as marked
to the contrary below)

      [  ]                        [  ]


To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) below:

----------------------------------------------------

Note:  If you have questions on the proposal, please call
1-800-225-1581.


PLEASE FOLD AT PERFORATION BEFORE DETACHING

To vote by mail, please record your voting instructions on this card, sign it below, and return it promptly in the envelope provided.

Proxy for a meeting of shareholders to be held on October 7, 2003, for Putnam High Yield Municipal Trust (Preferred Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, W. Nicholas Thorndike, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam High Yield Municipal Trust on October 7, 2003, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------
Shareholder sign here                            Date

-----------------------------------------------------
Co-owner sign here                               Date

PLEASE FOLD AT PERFORATION BEFORE DETACHING

If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions, the Proxies will vote your shares in the same manner as the Trustees recommend.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AT THIRTEEN AND ELECTING ALL NOMINEES:

Please vote by filling in the appropriate boxes below.

1. Proposal to fix the number of Trustees at thirteen and elect all nominees.

The nominees for Trustees are: J.A. Baxter, C.B. Curtis, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens, and W.N. Thorndike.


FOR                           WITHHOLD
fixing the number of          authority to vote for
Trustees as proposed          all nominees
and electing
all the nominees
(except as marked
to the contrary below)

      [  ]                        [  ]


To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) below:

----------------------------------------------------

Note:  If you have questions on the proposal, please call
1-800-225-1581.


PLEASE FOLD AT PERFORATION BEFORE DETACHING

To vote by mail, please record your voting instructions on this card, sign it below, and return it promptly in the envelope provided.

Proxy for a meeting of shareholders to be held on October 7, 2003, for Putnam Investment Grade Municipal Trust (Preferred Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, W. Nicholas Thorndike, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust on October 7, 2003, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------
Shareholder sign here                            Date

-----------------------------------------------------
Co-owner sign here                               Date

PLEASE FOLD AT PERFORATION BEFORE DETACHING

If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions, the Proxies will vote your shares in the same manner as the Trustees recommend.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AT THIRTEEN AND ELECTING ALL NOMINEES:

Please vote by filling in the appropriate boxes below.

1. Proposal to fix the number of Trustees at thirteen and elect all nominees.

The nominees for Trustees are: J.A. Baxter, C.B. Curtis, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens, and W.N. Thorndike.


FOR                           WITHHOLD
fixing the number of          authority to vote for
Trustees as proposed          all nominees
and electing
all the nominees
(except as marked
to the contrary below)

      [  ]                        [  ]


To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) below:

----------------------------------------------------

Note:  If you have questions on the proposal, please call
1-800-225-1581.


PLEASE FOLD AT PERFORATION BEFORE DETACHING

To vote by mail, please record your voting instructions on this card, sign it below, and return it promptly in the envelope provided.

Proxy for a meeting of shareholders to be held on October 7, 2003, for Putnam Municipal Bond Fund (Preferred Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, W. Nicholas Thorndike, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Municipal Bond Fund on October 7, 2003, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------
Shareholder sign here                            Date

-----------------------------------------------------
Co-owner sign here                               Date

PLEASE FOLD AT PERFORATION BEFORE DETACHING

If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions, the Proxies will vote your shares in the same manner as the Trustees recommend.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AT THIRTEEN AND ELECTING ALL NOMINEES:

Please vote by filling in the appropriate boxes below.

1. Proposal to fix the number of Trustees at thirteen and elect all nominees.

The nominees for Trustees are: J.A. Baxter, C.B. Curtis, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens, and W.N. Thorndike.


FOR                           WITHHOLD
fixing the number of          authority to vote for
Trustees as proposed          all nominees
and electing
all the nominees
(except as marked
to the contrary below)

      [  ]                        [  ]


To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) below:

----------------------------------------------------

Note:  If you have questions on the proposal, please call
1-800-225-1581.


PLEASE FOLD AT PERFORATION BEFORE DETACHING

To vote by mail, please record your voting instructions on this card, sign it below, and return it promptly in the envelope provided.

Proxy for a meeting of shareholders to be held on October 7, 2003, for Putnam Managed Municipal Income Trust (Preferred Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, W. Nicholas Thorndike, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Managed Municipal Income Trust on October 7, 2003, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------
Shareholder sign here                            Date

-----------------------------------------------------
Co-owner sign here                               Date

DEAR SHAREHOLDER:

Please help us to eliminate the expense of follow-up mailings by recording your voting instructions via the Internet or by signing and returning this proxy card. A postage-paid envelope is enclosed for your convenience.


THANK YOU!

PLEASE FOLD AT PERFORATION BEFORE DETACHING

If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions, the Proxies will vote your shares in the same manner as the Trustees recommend.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AT THIRTEEN AND ELECTING ALL NOMINEES:

Please vote by filling in the appropriate boxes below.

1. Proposal to fix the number of Trustees at thirteen and elect all nominees.

The nominees for Trustees are: J.A. Baxter, C.B. Curtis, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens, and W.N. Thorndike.


FOR                           WITHHOLD
fixing the number of          authority to vote for
Trustees as proposed          all nominees
and electing
all the nominees
(except as marked
to the contrary below)

      [  ]                        [  ]


To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) below:

----------------------------------------------------

Note:  If you have questions on the proposal, please call
1-800-225-1581.


PLEASE FOLD AT PERFORATION BEFORE DETACHING

To vote by mail, please record your voting instructions on this card, sign it below, and return it promptly in the envelope provided.

Proxy for a meeting of shareholders to be held on October 7, 2003, for Putnam Municipal Opportunities Trust (Preferred Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, W. Nicholas Thorndike, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Municipal Opportunities Trust on October 7, 2003, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------
Shareholder sign here                            Date

-----------------------------------------------------
Co-owner sign here                               Date

PLEASE FOLD AT PERFORATION BEFORE DETACHING

If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions, the Proxies will vote your shares in the same manner as the Trustees recommend.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AT THIRTEEN AND ELECTING ALL NOMINEES:

Please vote by filling in the appropriate boxes below.

1. Proposal to fix the number of Trustees at thirteen and elect all nominees.

The nominees for Trustees are: J.A. Baxter, C.B. Curtis, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens, and W.N. Thorndike.


FOR                           WITHHOLD
fixing the number of          authority to vote for
Trustees as proposed          all nominees
and electing
all the nominees
(except as marked
to the contrary below)

      [  ]                        [  ]


To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) below:

----------------------------------------------------

Note:  If you have questions on the proposal, please call
1-800-225-1581.


PLEASE FOLD AT PERFORATION BEFORE DETACHING

To vote by mail, please record your voting instructions on this card, sign it below, and return it promptly in the envelope provided.

Proxy for a meeting of shareholders to be held on October 7, 2003, for Putnam New York Investment Grade Municipal Trust (Preferred Shares).

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, W. Nicholas Thorndike, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam New York Investment Grade Municipal Trust on October 7, 2003, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------
Shareholder sign here                            Date

-----------------------------------------------------
Co-owner sign here                               Date

PLEASE FOLD AT PERFORATION BEFORE DETACHING

If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions, the Proxies will vote your shares in the same manner as the Trustees recommend.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AT THIRTEEN AND ELECTING ALL NOMINEES:

Please vote by filling in the appropriate boxes below.

1. Proposal to fix the number of Trustees at thirteen and elect all nominees.

The nominees for Trustees are: J.A. Baxter, C.B. Curtis, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens, and W.N. Thorndike.


FOR                           WITHHOLD
fixing the number of          authority to vote for
Trustees as proposed          all nominees
and electing
all the nominees
(except as marked
to the contrary below)

      [  ]                        [  ]


To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) below:

----------------------------------------------------

Note:  If you have questions on the proposal, please call
1-800-225-1581.